SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 4, 2008 (January 1, 2008)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713)  507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                  Effective as of January 1, 2008, Dynegy Inc. (“Dynegy”) recently adopted an amendment to the Dynegy Inc. Executive Severance Pay Plan, as amended and restated (the “Plan”). The amendment is intended to document compliance with Internal Revenue Code Section 409A (“IRC 409A”), which deals broadly with certain severance plan provisions and other potential deferred payment and benefit arrangements, and to provide consistency for Plan participants regarding severance eligibility in identified circumstances. A summary of the material terms of the amendment is as follows:

•	A “mutually satisfactory resignation” has been eliminated as an eligible event that could trigger a severance payment;
•	In the event of an eligible severance event, a lump sum payment will now be required by March 15 of the year following termination;
•	Payments to a “Specified Employee” must be delayed for six (6) months following a separation from employment if such delay is required under IRC 409A;
•

Those employees covered by the Plan are now eligible for severance benefits upon involuntary termination by Dynegy if such termination occurs without cause or for a “good reason” (i.e., following a material diminution in base salary); and

•	Dynegy’s protections regarding confidentiality and non-disparagement upon an eligible severance event have been strengthened.

Also effective as of January 1, 2008 Dynegy adopted the Dynegy Excise Tax Reimbursement Policy (“Policy”). The Policy is intended to comply with IRC 409A and provides for tax gross-up benefits comparable to those previously provided under Dynegy’s Change in Control Severance plans in the event any excise taxes are incurred by a person serving Dynegy at the level of Managing Director or above.

The foregoing descriptions of the Plan and Policy do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1 10.2	Dynegy Inc. Executive Severance Pay Plan, as amended and restated, effective January 1, 2008 Dynegy Excise Tax Reimbursement Policy, effective January 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: January 4, 2008	By:	/s/ KENT R. STEPHENSON

	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document
*10.1 *10.2	Dynegy Inc. Executive Severance Pay Plan, as amended and restated, effective January 1, 2008 Dynegy Excise Tax Reimbursement Policy, effective January 1, 2008

__________________________________________________

*	Filed herewith.